UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2006

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32085	36-4392754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, IL 60654

Registrant’s telephone number, including area code 1-800-654-0889.

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 1, the registrant announced its earnings for the three and six months ended June 30, 2006. Further details are described in the press release issued by the registrant on August 1, 2006, and furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Financial Measures

Allscripts reports its financial results in accordance with generally accepted accounting principles (“GAAP”). In addition, the Company reports on non-GAAP financial measures, such as cash earnings and cash earnings per share. Management believes that these non-GAAP measures, when viewed in addition to the Company’s reported GAAP results, provide useful information to investors regarding its performance and overall results of operations. Reconciliations to comparable GAAP measures are included as part of this release.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued August 1, 2006

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: August 1, 2006	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release issued August 1, 2006